EXHIBIT 99.1

LIZ CLAIBORNE INC. IMPLEMENTS CEO SUCCESSION PROCESS;

CHAIRMAN AND CEO PAUL CHARRON TO RETIRE AT END OF 2006

TRUDY SULLIVAN NAMED PRESIDENT

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NEW YORK, January 24, 2006 – Liz Claiborne Inc. (NYSE: LIZ) today announced that Paul R. Charron, Chairman and Chief Executive Officer, plans to retire at the end of 2006 when his current contract expires. Charron, 63, has served as CEO since 1995 and Chairman since 1996. Consistent with good corporate governance practices, the Board of Directors has in place a comprehensive process to identify a successor, which will consider both internal and external candidates. The Board has retained Spencer Stuart to assist in the process.

Liz Claiborne Inc. also announced today that Executive Vice President Trudy Sullivan, 56, has been named President. In that role, Sullivan will have expanded global responsibility for the business lines and myriad brands in the Company’s portfolio.

Bernard Aronson, Chairman of the Board’s Nominating and Governance Committee, said, “Under Paul’s stewardship, Liz Claiborne Inc. has been transformed into one of the world’s largest designers and marketers of fashion apparel and accessories. The Company has evolved from being dependent on a namesake brand sold almost exclusively through U.S. department stores into a powerful international multi-brand and multi-channel business. For over a decade, Paul has been instrumental in driving growth, both organically and through successful acquisitions, generating substantial returns for our investors and new opportunities for our customers and associates. We thank him for his strong leadership, passion and dedication. We are fortunate to be able to rely on Paul’s continued commitment in the year ahead as he and his team pursue the important initiatives that are under way. The Board is focused on finding the best leader for the Company going forward and on ensuring a smooth transition.”

Charron said, “Trudy Sullivan is an outstanding executive with strong strategic, operating and business development skills. Trudy’s exceptional leadership qualities, marketing and merchandising expertise, deep understanding of our global brands, and strong relationships with associates, customers and the Wall Street community, make her a key player on the Liz Claiborne team. The Company will undoubtedly benefit from Trudy’s years of experience in retail and direct-to-consumer business, and we look forward to an even greater contribution from her in her new role as President.”

Charron continued, “I am very proud of what we have accomplished over the past 12 years. With a robust and diverse portfolio of high-quality brands, deep bench of management and creative talent, powerful supply chain, and strong balance sheet and cash flow, the Company is well positioned in today’s unforgiving environment. There is much to be accomplished in 2006, and I look forward to achieving our business goals while working closely with the Board to effect a smooth succession.”

Sullivan said, “I am extremely pleased to be taking on the role of President at this important juncture in the Company’s development. During my tenure, I have been privileged to help grow our business into one of the most diverse and well-balanced portfolios in the industry with products sold around the world in every major retail channel. I look forward to continuing to work with the talented people at Liz Claiborne Inc. as we seek to take full advantage of our many market opportunities in the years ahead.”

Charron joined Liz Claiborne Inc. in 1994 as Vice Chairman, Chief Operating Officer, and a Director. In 1995, Charron became President (a position he held until October 1996) and was named Chief Executive Officer. In 1996, he also became Chairman of the Board. Prior to joining the Company, he had served since 1988 in senior executive capacities including Group Vice President and Executive Vice President at VF Corporation. Charron is a director of Campbell Soup Company and serves on a number of not-for-profit boards, including the National Retail Federation, the American Apparel & Footwear Association, Vital Voices Global Partnership and the Partnership for New York City.

Sullivan joined Liz Claiborne Inc. in 2001 as Group President, Liz Claiborne Casual, Collection and Liz Claiborne Woman. In 2002, she was named an Executive Vice President and assumed additional responsibility for Accessories, Cosmetics, Retail, Outlet and Licensing, and since 2005 has had oversight responsibility for all of the Company’s brands. Previously, Sullivan had been President of J. Crew Group, Inc. Earlier in her career, she held positions at The Avenue, Decelle, T. Deane and Filene’s. She began her career as a buyer for Jordan Marsh.

About Liz Claiborne Inc.

Liz Claiborne Inc. designs and markets an extensive range of women’s and men’s fashion apparel and accessories appropriate to wearing occasions ranging from casual to dressy. The Company also markets fragrances for women and men. Liz Claiborne Inc.’s brands include Axcess, Belongings, Bora Bora, C&C California, City Unltd., Claiborne, Crazy Horse, Curve, Dana Buchman, Elisabeth, Ellen Tracy, Emma James, Enyce, First Issue, Intuitions, J.H. Collectibles, Juicy Couture, Lady Enyce, Laundry by Shelli Segal, LIZ, Liz Claiborne, Lucky Brand, Mambo, Marvella, MetroConcepts, Mexx, Monet, Monet 2, prAna, Realities, Rhythm & Blues, Sigrid Olsen, Soul, Spark, Stamp 10, Tapemeasure, Tint, Trifari and Villager. In addition, Liz Claiborne Inc. holds the exclusive, long-term license to produce and sell men’s and women’s collections of DKNY® Jeans and DKNY® Active in the Western Hemisphere. The Company also has the exclusive license to produce jewelry under the Kenneth Cole New York and Reaction Kenneth Cole brand names.

Contacts

Investor Relations

Robert J. Vill, Vice President - Finance and Treasurer +1-201-295-7515

Media

Jane Randel, Vice President, Public Relations, +1-212-626-3408

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Forward Looking Statements

Statements contained herein that relate to future events or the Company’s future performance, including, without limitation, statements with respect to the Company’s anticipated results of operations or level of business, are forward-looking statements within the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements are based on current expectations only and are not guarantees of future performance, and are subject to certain risks, uncertainties and assumptions. The Company may change its intentions, belief or expectations at any time and without notice, based upon any change in the Company’s assumptions or otherwise. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those anticipated, estimated or projected. In addition, some factors are beyond the Company’s control. Among the factors that could cause actual results to materially differ include risks related to the continuing challenging retail and macroeconomic conditions, including the levels of consumer confidence and discretionary spending and the levels of customer traffic within department stores, malls and other shopping and selling environments, and a continuation of the deflationary trend in prices for apparel products; risks associated with the Company’s dependence on sales to a limited number of large United States department store customers; the impact of consolidation among one or more of the Company’s larger customers, such as the recently completed merger between Federated Department Stores, Inc. and The May Department Store Company; risks associated with providing for the succession of senior management; risks related to retailer and consumer acceptance of the Company’s products; risks related to the Company’s ability, especially through its sourcing, logistics and technology functions, to operate within substantial production and delivery constraints, including risks associated with the possible failure of the Company’s unaffiliated manufacturers to manufacture and deliver products in a timely manner, to meet quality standards or to comply with Company policies regarding labor practices or applicable laws or regulations; risks related to the Company’s ability to adapt to and compete effectively in the new quota environment, including changes in sourcing patterns resulting from the elimination of quota on apparel products, as well as lowered barriers to entry; risks associated with the Company’s ability to maintain and enhance favorable brand recognition; risks associated with the operation and expansion of the Company’s own retail business; risks associated with the Company’s ability to correctly balance the level of its commitments with actual orders; risks associated with the Company’s ability to identify appropriate acquisition candidates and negotiate favorable financial and other terms, against the background of increasing market competition (from both strategic and financial buyers) for the types of acquisitions the Company has made; risks associated with acquisitions and new product lines and markets, including risks relating to integration of acquisitions, retaining and motivating key personnel of acquired businesses and achieving projected or satisfactory levels of sales, profits and/or return on investment; risks associated with the Company’s ability to attract and retain talented, highly qualified executives and other key personnel; risks associated with any significant disruptions in the Company’s relationship with, and any work stoppages by, its employees, including its union employees; risks associated with changes in social, political, economic, legal and other conditions affecting foreign operations, sourcing or international trade, including the impact of foreign currency exchange rates, currency devaluations in countries in which the Company sources product; risks associated with war, the threat of war and terrorist activities; work stoppages or slowdowns by suppliers or service providers; risks relating to protecting and managing intellectual property; and such other economic, competitive, governmental and technological factors affecting the Company’s operations, markets, products, services and prices and such other factors as are set forth in our 2004 Annual Report on Form 10-K, including, without limitation, those set forth under the heading “Business-Competition; Certain Risks” and under the heading “Statement Regarding Forward-Looking Statements” and other documents filed by the Company with the Securities and Exchange Commission. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.